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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - July 25, 2001
                                                           -------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                        000-26068             95-4405754
          --------                        ---------             ----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation or Organization)        File Number)        Identification No.)



55 South Lake Avenue, Pasadena, California                          91101
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (626) 396-8300
                                                           --------------



                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7.  EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1
                  ------------

                  Press Release dated July 25, 2001 of the Registrant.


ITEM 9.  REGISTRATION FD DISCLOSURE.

         On July 25, 2001, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 ACACIA RESEARCH CORPORATION


Date:  July 25, 2001             By:    /s/ Paul R. Ryan
                                    --------------------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer


                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


     EXHIBIT NUMBER                          DESCRIPTION
     --------------                          -----------

         99.1              Press Release dated July 25, 2001, of the Registrant.



                                  EXHIBIT INDEX
                                      -1-